Exhibit 99.1 Jounce Therapeutics A Next Gen Immunotherapy Company April 2020

Legal Disclaimer Various statements concerning our future expectations, plans and prospects, including without limitation, our expectations regarding the timing, progress and results of discovery programs, preclinical studies and clinical trials for our product candidates and any future product candidates, the potential benefits of any of these product candidates and the timing or likelihood of regulatory filings, our plans for data disclosures in 2020, and our plans and expectations in light of the COVID-19 pandemic and its impacts on global healthcare systems and our business may constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward looking statements, which often include words such as “anticipate,” “can,” “estimate,” “expect,” “explore,” “goal,” “initiate,” “intend,” “in development,” “may,” “on track,” “plan,” “position,” “potential,” “predict,” “predictive,” “target,” “tracking,” “up to,” or similar terms, variations of such terms or the negative of those terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, risks that the COVID-19 pandemic may disrupt our business and/or the global healthcare system more severely than we have anticipated, which may have the effect of further delaying our ability to enroll and complete our ongoing clinical trials, delaying our timelines for data disclosures and regulatory submissions for our product candidates, our ability to successfully demonstrate the efficacy and safety of our product candidates and future product candidates, the preclinical and clinical results for our product candidates, which may not support further development and marketing approval, the potential advantages of our product candidates, the development plans of our product candidates, the management of our supply chain for the delivery of drug product and materials for use in our clinical trials and research and development activities, the use of our product candidates in combination with other therapies and our ability to obtain such therapies, actions of regulatory agencies, which may affect the initiation, timing and progress of preclinical studies and clinical trials of our product candidates, our anticipated milestones, our ability to obtain, maintain and protect its intellectual property, our ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, the market opportunity for our product candidates, timing, cost or other aspects of a potential commercial launch of our product candidates and potential future sales of our current product candidates or any other potential products if any are approved for marketing, competition from others developing products for similar uses, our ability to manage operating expenses, our ability to establish or maintain future collaborations, our dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in Jounce’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Keytruda® is a registered trademark of Merck, Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc. 2 | © 2020 Jounce Therapeutics, Inc.

The Jounce Difference Clinical Stage IO Pipeline • Vopratelimab: ICOS Agonist in Phase 2 – Two development paths, guided by clinical data and biomarkers – EMERGE preliminary efficacy data in 2H20 – SELECT initiation mid-year 2020 • JTX-4014: Phase 2 ready PD-1 Inhibitor (PD-1i) – First use in combo with vopra in SELECT Translational Science Platform & Pipeline • Highly productive platform, from discovery through development – Rapid advancement of programs to development stage – Targets from multiple immune cell types: macrophages, T regulatory cells, tumor stroma – Proven value generation Foundation For Success • Experienced founders and management ( ) – Coley, Lasker and Nobel awards • Strong balance sheet 3 | © 2020 Jounce Therapeutics, Inc.

The Core of Our Approach: Translational Science Platform Translational Drug Discovery Reverse Translational Analysis • Sustainable engine for 1st in class • Patients with clinical outcomes • Focused on multiple immune cell • PD* and predictive biomarkers types • Patients more likely to respond *PD= Pharmacodynamic 4 | © 2020 Jounce Therapeutics, Inc.

Jounce Immunotherapy Pipeline

Program	Target	Biology	Discovery	Preclinical IND Enabling	Clinical Phase 1	Clinical Phase 2	Clinical Phase 3
Development Programs							
Vopratelimab	ICOS	CD4 T cell focused					
JTX-4014	PD-1	CD8 T cell focused					
JTX-8064	LILRB2	Suppressive macrophage		Celgene			
JTX-1811	Not Disclosed	T-regulatory					
Discovery Programs							
Not Disclosed		T-regulatory					
Not Disclosed		Stromal					
Not Disclosed		Macrophage					

Jounce Wholly Owned   Out-licensed; Potential Milestones and Royalties

5 | © 2020 Jounce Therapeutics, Inc.

Development Programs Vopratelimab JTX-4014 JTX-1811

ICOS Pathway May Be Key to Durable IO Response

Resting T cells
No Immune Stimulus
Low Levels of ICOS



Antigen Priming

ICOS high CD4 T Cells



CD4 T helper 1 (Th1)
- Cell mediated immunity
- Express cell lytic function
- Control of CD8 cells
- Cancer settings

CD4 T follicular helper (Tfh)
- Regulate B cells
- Maturation of antibody response
- Infectious disease/vaccine settings

T central memory (Tcm)
- Durability for cancer response
- Immunity to re-infection

7 | © 2020 Jounce Therapeutics, Inc.

Vopratelimab Harnesses CD4 T Cell Biology

A Different Element of the Immune Response, Distinct from PD-1 Inhibitors



Vopratelimab Stimulates ICOS hi CD4 Th1, Tfh, Tcm*

- Humanized IgG1
- Selective for stimulating ICOS pathway
- Safe and well tolerated
- Vopra PD biomarker correlates with clinical benefit

ICOS high CD4 T Cells



CD4 T helper 1 (Th1)

- Cell mediated immunity
- Express cell lytic function
- Control of CD8 cells
- Cancer settings

CD4 T follicular helper (Tfh)

- Regulate B cells
- Maturation of antibody response
- Infectious disease/vaccine settings

T central memory (Tcm)

- Durability for cancer response
- Immunity to re-infection

*Yap, T, ASCO 2018, 3000; Harvey, C., AACR 2019, 4053; Yap, T., AACR 2019, CT 189

8 | © 2020 Jounce Therapeutics, Inc.

Jounce THERAPEUTICS

Vopratelimab Value Proposition BiologicalBiological activity activity beyond distinct CD8 from focused CD8 focused PD-1 inhibitors PD-(L)1i* Biomarker driven development paths based on clinical data KeyKey Learnings Learnings from from ICONIC** ICONIC** • Highly durable responses • Identified vopra peripheral PD biomarker (ICOS hi CD4 T cells) associated with clinical benefit • Identified tumor RNA signature (TISvopra) to predict emergence of ICOS hi CD4 T cells and potential clinical benefit • Dose optimization • Safe and well tolerated Durable = PR ≥ 6 months *PD-(L)1i = PD-1 inhibitor or PD-L1 inhibitor **Yap, T, ASCO 2018, 3000; Harvey, C., AACR 2019, 4053; Hanson, A., SITC 2018, P52 9 | © 2020 Jounce Therapeutics, Inc.

Clinical Benefit Associated with ICOS hi CD4 T Cells Vopratelimab, but not PD-(L)1i, Causes Emergence of ICOS hi CD4 T Cells* Tumor Reduction Tumor Change from Baseline 100 Data cut-off 10-DEC-2019 75 As of 31-JAN-2020 All patients with evaluable samples and tumor measurement, n = 41 50 25 % Change in Target Lesion Target in Change% 0 0 100 200 300 400 500 600 700 800 Days on Treatment TNBC cPR 0.3mg/kg combo Gastric cPR 0.3mg/kg combo ICOS hi vs ICOS lo in the Blood Gastric cPR 0.1mg/kg combo Gastric cPR monotherapy Vopra Stimulates ICOS hi not ICOS lo 100 ICOS hi CD4 T Cells Change Change Baseline% from 75 50 Emergent ICOS High Population 25 No Emergence CD4) Total of (% ICOS hi CD4 T Cells Cells T CD4 hi ICOS 5% ICOS hi threshold 0 Multiple solid tumors (IO naïve & experienced), single agent & combo with nivolumab 0 100 200 300 400 500 600 700 800 1/7/2020 preliminary analysis Days on Treatment *Hanson, A., SITC 2018, P52 TNBC cPR 0.3mg/kg combo Gastric cPR 0.3mg/kg combo 10 | © 2020 Jounce Therapeutics, Inc. Gastric cPR 0.1mg/kg combo Gastric cPR monotherapy

ICOS hi CD4 T Cells: Characteristics Suggest Involvement in Anti-tumor Response

ICOS hi CD4 T cells express Th1 transcription factor T bet, and do not express T regulatory markers



CD3+CD4+
ICOS
Tbet
66.4
8.78
24.1
0.69
CD3+CD4+ICOS+
CD25
FoxP3
Q1
3.02
Q2
2.75
Q4
90.7
Q3
3.57

ICOS hi CD4 T Cells Characteristics



Fold Change mRNA (Log2)
1.5
1
-1
-1.5
GZMA
GZMK
PRF1
BCL2
IL2RA
STAT2
STAT1
CD27
SELL
CD45RB
KLRG1
SLAMF6
IL6R
IKZF2
Cytotoxic Function
Effector T cell Activation
Memory
Follicular Helper
ICOS hi Subjects
ICOS low Subjects

Harvey, AACR 2019

11 | © 2020 Jounce Therapeutics, Inc.

Clinical Benefit Associated with ICOS hi CD4 T Cells

ICONIC Clinical Benefit:
ICOS hi vs. ICOS lo CD4 T Cells*

	ICOS hi (n=20)	ICOS lo (n=24)
RECIST 1.1 ORR	4 (20.0%)	0
Median PFS	6.2 months	2.0 months
Median OS	20.7 months	9.0 months

Progression Free Survival



As of 31-JAN-2020
Event Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
ICOS hi
ICOS lo
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Time (months)

Overall Survival



As of 31-JAN-2020
Event Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
ICOS hi
ICOS lo
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34
Time (months)

Durable = PR ≥ 6 months

*Subset of 44 patients with evaluable blood samples and tumor measurements; based on investigator assessment; as of January 31, 2020

12 | © 2020 Jounce Therapeutics, Inc.

Jounce THERAPEUTICS

Reverse Translational Work Leads to Two Development Paths



EMERGE

Hypothesis: Inducer Combinations

Prioritize combinations with agents that induce ICOS hi CD4 T cells



CTLA-4i
CTLA-4i + Vopratelimab
Vopratelimab
Induce ICOS hi*
Increases and sustains

Move beyond PD-(L)1i centric approach

SELECT

Hypothesis: Predictive Biomarker

Select patients with TIS^{vopra}, optimized to predict for ICOS hi CD4 T cell emergence



Low numbers of, or has potential for, ICOS hi TIS^{vopra}
Vopratelimab + JTX-4014
Increases and sustains

Identify the right patients

*Carthon 2010

13 | © 2020 Jounce Therapeutics, Inc.

Jounce Therapeutics

EMERGE: Phase 2 Vopratelimab Combo with Ipilimumab

Phase 2 EMERGE Study – Initiated June 2019

- PD-(L)1i experienced NSCLC – high unmet need
  - Standard of Care: docetaxel
  - Two 20 patient dose cohorts
  - Endpoints: ORR, DCR, DOR, PFS, OS, safety
  - Enrollment on track for clinical and biomarker data in 2H20 on up to 40 NSCLC patients
- PD-(L)1i experienced bladder cohorts closed post enfortumab vedotin approval

Unique Sequence, Dose & Schedule



Up to Four Doses of ipi/vopra Sequence
ipi
Enhances Priming of CD4 T Cells
Increases ICOS Expression
vopra
vopra
vopra
vopra
EMERGE Hypothesis: Vopra Increases and Sustains Activated ICOS hi CD4 T cells

14 | © 2020 Jounce Therapeutics, Inc.

SELECT: Phase 2 Predictive Biomarker Study

Phase 2 SELECT Randomized Study

- IO naïve 2L NSCLC in ~75 patients (ex-US)
- Patients selected with TIS^{vopra}, optimized to predict for ICOS hi CD4 T cells
- Estimate ~20% of 2L NSCLC patients above biomarker cut-off
- Interim clinical data expected in 2021

Trial Initiation Expected in Mid-2020

Vopra + PD-1i (JTX-4014)

vs

PD-1i (JTX-4014)

Establish combo POC in TIS^{vopra} selected patients

- Combination partner of choice with PD-1i
- Broad expansion and registration potential across tumor types and lines of therapy

15 | © 2020 Jounce Therapeutics, Inc.

Jounce THERAPEUTICS

TIS Contains Genes Important for CD4 T Cell Activation

Elements of TIS*

TIS Biology	Gene
Antigen Presenting Cell Abundance	PSMB10
	HLA-DQA1
	HLA-DRB1
	CMKLR1
T Cell / NK Cell Abundance	HLA-E
	NKG7
	CD8A
IFN Activity	CCL5
	CXCL9
	CD27
	CXCR6
	IDO1
	STAT1
T Cell Exhaustion	TIGIT
	LAG3
	CD4274
	PDCD1LG2
	CD276


CD276
CMKLR1
STAT1
IDO1
APC
PD-L1
PD-L2
HLA-E
PSMB10
HLA-DRB1
HLA-DQAI
CCL5
CXCL9
PD-1
CD8α
CD8
T cells
CD27
PD-1
TIGIT
LAG3
CD4
T cells
NKG7
NK
cells
HLA-E
CD27
CXCR6
PD-L1
PD-L2
Tumor
cell
CD276

Tumor cell death

*Danaher et al., Journal for ImmunoTherapy of Cancer (2018) 6:63

16 | © 2020 Jounce Therapeutics, Inc.

TIS^vopra Predicts ICOS hi CD4 T Cells and Clinical Benefit

TIS^vopra Predicts Emergence of ICOS hi CD4 T Cells

ICONIC Patients with Longitudinal T Cells Available and Baseline Tumor RNA



PPV = 89%
NPV = 78%
Sensitivity
1.00
0.75
0.50
0.25
0.00
0.00
0.25
0.50
0.75
1.00
1 - Specificity
TISvopra (n = 27) AUC= 0.83
PD-L1 IHC (TPS) (n = 24) AUC= 0.55

As of 31-JAN-2020

PD-L1 IHC did not predict ICOS hi CD4 T cells

TIS^vopra Predicts Overall Survival

Overall Survival:
ICONIC Patients with Baseline Tumor RNA



Event Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Above TISvopra Cut-Off
Median OS = 16.9 mo
Below TISvopra Cut-Off
Median OS = 6.2 mo
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
Time (months)
Above Biomarker Cut-Off
Below Biomarker Cut-Off

As of 31-JAN-2020, n = 89

Yap, ASCO-SITC 2020

PPV = Positive Predictive Value; NPV = Negative Predictive Value; AUC = Area Under the ROC Curve

17 | © 2020 Jounce Therapeutics, Inc.

Unique Dosing Strategy for EMERGE and100 SELECT t 80 n e saturation of receptor m e g 60 a g Pulsatile Dosing of Vopra May Be Preferable n Lowersa tDosesuration of s igMaynaling Optimize Profile E 40 t e g r a 20 0.03 mg/kg vopra + ipi T 100 • Target engagement internalizes ICOS % 100 Dose0. 1used mg/k gin v ICONIC:opra + ipi 0 t 80 0.3 mg/kg vopra + ipi t n 800 10 20 30 40 50 n • Constant target engagement results in e saturation of receptor e saturation of receptor m m Days on Study e e decreased response in vitro and in g 60 g 60 a a g g n vivo* n ssaattuurratiionn oof fs siginganlianlging E E 40 t 40 t e Doses for New Studies: e g r g a r 20 0.03 mg/kg vopra + ipi T a 20 0.03 mg/kg vopra + ipi T % 0.1 mg/kg vopra + ipi % 0 0.1 mg/kg vopra + ipi 0 0 10 20 30 40 50 0.3 mg/kg vopra + ipi 0.3 mg/kg vopra + ipi 0 10 Da2y0s on St3u0dy 40 50 Days on Study New Dose Strategy: Pulsed Periods of Target Engagement *Hanson, A., SITC 2018, P52 18 | © 2020 Jounce Therapeutics, Inc.

NSCLC Significant Market Opportunity NSCLC PD-(L)1i Experienced (EMERGE) • Growing patient population with unmet need (estimate over 40,000 patients*) – Majority of frontline non-driver mutation patients in US treated with PD-(L)1i regimen • Docetaxel is current SoC for platinum and PD-(L)1i experienced patients – High toxicity – Low efficacy (~6-14% ORR, median PFS 4 mos., median OS 6 – 9.6 mos.**) in PD-(L)1i naïve, platinum experienced patients • Differentiated approach - CD4 versus CD8 • Potential opportunity for accelerated approval NSCLC PD-(L)1i Naïve (SELECT) • Ex-US patients to establish POC • Broad potential for vopra combo with PD-1i SOC in TISvopra selected solid tumor patients *Sources: Decision Resources Group: NSCLC Disease Landscape & Forecast 2018, SmartAnalyst® Inc.: SMARTOncology Tumor Insights NSCLC 2019, GlobalData PLC, primary market research **Taxotere prescribing information (Sanofi-Aventis and generic labels), Cyramza prescribing information (Eli Lilly and Company), Keytruda Prescribing Information (Merck & Co) and Tecentriq Prescribing Information (Genentech) 19 | © 2020 Jounce Therapeutics, Inc.

Development Programs Vopratelimab JTX-4014 JTX-1811

JTX-4014: Phase 2 Ready PD-1 Inhibitor

Well-Characterized PD-1 Antibody, Fully Human IgG4

Phase 1 Study Results*

- Late stage IO naïve patients, median 4.5 lines of prior therapy
- No deaths or dose limiting toxicities
- 3/18 (16.7%) confirmed responses including 1 CR
- Disease Control Rate 8/18 (44.4%)

To be used in SELECT study



Target Lesion Change from Baseline Over Time
Ongoing
Off Treatment
Data cut-off 21-FEB-2020
Change from Baseline %
60
40
20
0
-20
-40
-60
-80
-100
0
1
2
3
4
5
6
7
8
9
10
11
12
13
Months Since Treatment Initiation
80mg q3w
240mg q3w
800mg q3w
800mg q6w
400mg q3w
1200mg q3w

* Lymph node 80% reduction to 5mm, qualifies as CR by RECIST criteria.

*Papadopoulos, K., SITC 2019 P439

21 | © 2020 Jounce Therapeutics, Inc.

Development Programs Vopratelimab JTX-4014 JTX-1811

JTX-1811: Designed to Deplete Immunosuppressive T regulatory Cells

- T regulatory cells (T regs)
  - Diminish productive immune responses
  - Immune response to tumors may require reducing T regulatory effect

- JTX-1811 is a monoclonal antibody designed to deplete T regs in the tumor microenvironment


JTX-1811


CD4
Suboptimal Immune Response
T regs Diminish a Productive Immune Response
CD8
Suboptimal Immune Response


CD4
Remove Immunosuppression
JTX-1811 Depletes T regs
CD8
Remove Immunosuppression

23 | © 2020 Jounce Therapeutics, Inc.

Single Agent Anti-Tumor Activity in PD-1 Inhibitor Resistant Tumors

Also Restores PD-1i Activity

PD-1 Inhibitor Resistant Mouse Tumor Models



Colon-26 Tumor
Tumor Volume (mm3)
3000
2000
1000
0
0
10
20
30
40
Days Post First Dose
5/9 complete responder
MBT-2 Tumor
Tumor Volume (mm3)
3000
2000
1000
0
0
20
40
60
Days Post First Dose
5/10 complete responder
Isotype
anti-PD-1
Surrogate JTX-1811 mIgG2a
Surrogate JTX-1811 mIgG2a + anti-PD-1

Selective Depletion of Tumor T regs



Tumor Resident Immunosuppressive T regs
+
JTX-1811
Loss of Tumor T regs and Function

24 | © 2020 Jounce Therapeutics, Inc.

The Jounce Approach: Sustainable Discovery for 1st in Class Immunotherapies Translational Science Platform Innovative & Sustainable Discovery Pipeline Immunosuppressive T regulatory cells New target ID from 1000s of human tumors Inhibit immunosuppressive activity Stromal cells Approach for cold tumors that lack T cells Prioritized targets from different Immunosuppressive immune cell types in tumors Macrophages Approach for macrophage dominated tumor microenvironment 25 | © 2020 Jounce Therapeutics, Inc.

Financial Strength and Flexibility Financial Overview Funding History NASDAQ: JNCE Event Date Gross $ Comment Series A 2013 $47M Third Rock Strong balance sheet: Ventures • $170.4M cash and investments, Series B 2015 $56M Fidelity, as of December 31, 2019 Wellington, others Financial guidance: CELG 2016 $225M Non-refundable • 2020 gross cash burn $80M - $95M Collaboration upfront upfront payment $36M Common stock outstanding: equity • ~34M shares as of February 21, 2020 Initial Public 2017 $117M Upsized deal Offering Exclusively 2019 $50M Potential Out-licensed upfront milestones JTX-8064 & royalties 26 | © 2020 Jounce Therapeutics, Inc.

2020 Milestones ▪ Vopratelimab: Preliminary efficacy and related biomarker data from EMERGE in 2H20 ▪ Vopratelimab + JTX-4014: SELECT study, patient selection using TISvopra, initiation mid-year ▪ JTX-1811: ▪ Presentation at a scientific meeting in 1H20 ▪ Accepted for AACR 2020 ▪ Continue IND enabling activities for a 1H21 IND filing ▪ Continue to advance multiple new targets through discovery pipeline 27 | © 2020 Jounce Therapeutics, Inc.

Jounce Therapeutics A Next Gen Immunotherapy Company